Exhibit 99.1

FedEx Announces Early Tender Results of Previously Announced Cash Tender Offers

MEMPHIS, Tenn., July 10, 2026 – FedEx Corp. (NYSE: FDX) (“FedEx”) today announced the early results of its previously announced cash tender offers (each, an “Offer” and, collectively, the “Offers”) for its validly tendered (and not validly withdrawn) notes set forth below (collectively, the “Notes”). The Offers are being made pursuant to an Offer to Purchase, dated June 25, 2026 (the “Offer to Purchase”), which sets forth a description of the terms of the Offers.

The following table summarizes certain information regarding the Notes that were validly tendered and not validly withdrawn in the Offers as of 5:00 p.m., New York City time, on July 9, 2026 (the “Early Tender Time”). Withdrawal rights for the Offers expired at 5:00 p.m., New York City time, on July 9, 2026 (the “Withdrawal Deadline”) and, accordingly, any Notes that were validly tendered in the Offers may no longer be withdrawn except where additional withdrawal rights are required by law.

Acceptance Priority Level(1)	Title of Series of Notes	CUSIP No.	Principal Amount Outstanding	Aggregate Principal Amount Tendered
1	4.500% Notes due 2065	31428XBD7	$36,960,000	$7,022,000
	4.500% Notes due 2065	U31520BA3 31428XCZ7 31428XDX1	$213,040,000	$115,951,000
2	3.250% Notes due 2041	31428XCE4	$130,365,000	$57,574,000
	3.250% Notes due 2041	U31520AP1 31428XCN4 31428XDL7	$619,635,000	$379,242,000
3	4.050% Notes due 2048	31428XBQ8	$256,565,000	$60,048,000
	4.050% Notes due 2048	U31520AX4 31428XCW4 31428XDU7	$743,435,000	$431,117,000
4	3.875% Notes due 2042	31428XAT3	$55,389,000	$23,015,000
	3.875% Notes due 2042	U31520AQ9 31428XCP9 31428XDM5	$444,611,000	$212,949,000
5	4.100% Notes due 2045	31428XBB1	$146,170,000	$50,541,000
	4.100% Notes due 2045	U31520AT3 31428XCS3 31428XDQ6	$503,830,000	$334,899,000
6	4.100% Notes due 2043	31428XAU0	$108,231,000	$38,320,000
	4.100% Notes due 2043	U31520AR7 31428XCQ7 31428XDN3	$391,769,000	$156,659,000
7	4.400% Notes due 2047	31428XBN5	$145,347,000	$56,413,000
	4.400% Notes due 2047	U31520AW6 31428XCV6 31428XDT0	$604,653,000	$407,316,000
8	4.550% Notes due 2046	31428XBG0	$242,931,000	$86,897,000
	4.550% Notes due 2046	U31520AV8 31428XCU8 31428XDS2	$1,007,069,000	$507,117,000
9	4.750% Notes due 2045	31428XBE5	$336,562,000	$123,772,000
	4.750% Notes due 2045	U31520AU0 31428XCT1 31428XDR4	$913,438,000	$466,653,000
10	2.400% Notes due 2031	31428XCD6	$357,815,000	$126,924,000
	2.400% Notes due 2031	U31520AL0 31428XCK0 31428XDH6	$642,185,000	$380,780,000
11	4.950% Notes due 2048	31428XBS4	$153,531,000	$29,061,000
	4.950% Notes due 2048	U31520AY2 31428XCX2 31428XDV5	$696,469,000	$418,069,000
12	3.900% Notes due 2035	31428XBA3	$108,088,000	$35,079,000
	3.900% Notes due 2035	U31520AN6 31428XCM6 31428XDK9	$391,912,000	$217,526,000

13	5.100% Notes due 2044	31428XAW6	$208,311,000	$56,971,000
	5.100% Notes due 2044	U31520AS5 31428XCR5 31428XDP8	$541,689,000	$268,988,000
14	3.100% Notes due 2029	31428XBV7	$371,947,000	$150,661,000
	3.100% Notes due 2029	U31520AJ5 31428XCH7 31428XDF0	$628,053,000	$392,455,000
15	5.250% Notes due 2050	31428XCA2	$202,342,000	$40,820,000
	5.250% Notes due 2050	U31520AZ9 31428XCY0 31428XDW3	$1,047,658,000	$395,723,000
16	3.400% Notes due 2028	31428XBP0	$159,506,000	$29,411,000
	3.400% Notes due 2028	U31520AG1 31428XCF1 31428XDD5	$340,494,000	$194,638,000
17	4.250% Notes due 2030	31428XBZ8	$343,897,000	$95,059,000
	4.250% Notes due 2030	U31520AK2 31428XCJ3 31428XDG8	$406,103,000	$208,006,000
18	4.200% Notes due 2028	31428XBR6	$162,715,000	$33,707,000
	4.200% Notes due 2028	U31520AH9 31428XCG9 31428XDE3	$237,285,000	$129,635,000
19	4.900% Notes due 2034	31428XAX4	$148,482,000	$34,722,000
	4.900% Notes due 2034	U31520AM8 31428XCL8 31428XDJ2	$351,518,000	$198,855,000

(1)	FedEx is offering to accept the maximum principal amount of validly tendered (and not validly withdrawn) Notes in the Offers for which the aggregate purchase price, not including accrued and unpaid interest, does not exceed $4,150,000,000 (the “Offer Cap”) using a “waterfall” methodology under which FedEx will accept the Notes in order of their respective acceptance priority levels noted in the table above (the “Acceptance Priority Levels”).

The consideration to be paid for the Notes validly tendered (and not validly withdrawn) and accepted for purchase pursuant to the Offers will be determined at 10:00 a.m., New York City time, on July 10, 2026 (the “Price Determination Time”) in the manner described in the Offer to Purchase by reference to the applicable fixed spread specified on the front cover of the Offer to Purchase for each series of Notes over the applicable yield to the maturity date or par call date, as applicable, based on the bid-side price of the applicable U.S. Treasury Security (the “Reference Treasury Security”) specified on the front cover of the Offer to Purchase in the column entitled “Reference U.S. Treasury Security.” Each holder who validly tendered and did not validly withdraw its Notes at or prior to the Early Tender Time and whose Notes are accepted for purchase will be entitled to receive the applicable “Total Consideration,” which includes an early tender premium of $30 per $1,000 principal amount of Notes so tendered and accepted for purchase (the “Early Tender Premium”). The Early Tender Premium will be included in the Total Consideration for each series of Notes, and will not constitute an additional or increased payment. In addition, in each case, holders whose Notes are accepted for purchase will receive accrued and unpaid interest on their Notes up to, but excluding, July 14, 2026 (the “Early Settlement Date”), payable on the Early Settlement Date.

Since the aggregate purchase price, not including accrued and unpaid interest, payable in respect of the Notes that were validly tendered and not validly withdrawn in the Offers at or before the Early Tender Time is expected to exceed the Offer Cap, FedEx expects to accept for purchase pursuant to the Offers the full amount of each series of the 4.500% Notes due 2065 (which have an Acceptance Priority Level of 1), the full amount of each series of the 3.250% Notes due 2041 (which have an Acceptance Priority Level of 2), the full amount of each series of the 4.050% Notes due 2048 (which have an Acceptance Priority Level of 3), the full amount of each series of the 3.875% Notes due 2042 (which have an Acceptance Priority Level of 4), the full amount of each series of the 4.100% Notes due 2045 (which have an Acceptance Priority Level of 5), the full amount of each series of the 4.100% Notes due 2043 (which have an Acceptance Priority Level of 6), the full amount of each series of the 4.400% Notes due 2047 (which have an Acceptance Priority Level of 7), the full amount of each series of the 4.550% Notes due 2046 (which have an Acceptance Priority Level of 8), the full amount of each series of the 4.750% Notes due 2045 (which have an Acceptance Priority Level of 9), the full amount of each series of the 2.400% Notes due 2031 (which have an Acceptance Priority Level of 10), the full amount of each series of the 4.950% Notes due 2048 (which have an Acceptance Priority Level of 11), the full amount of each series of the 3.900% Notes due 2035 (which have an Acceptance Priority Level of 12) and a portion of each series of the 5.100% Notes due 2044 (which have an Acceptance Priority Level of 13) validly tendered and not validly withdrawn at or prior to the Early Tender Time on a prorated basis as described in the Offer to Purchase, so that the aggregate purchase price does not exceed the Offer Cap. The 3.100% Notes due 2029 (which have an Acceptance Priority Level of 14), the 5.250% Notes due 2050 (which have an Acceptance Priority Level of 15), the 3.400% Notes due 2028 (which have an Acceptance Priority Level of 16), the 4.250% Notes due 2030 (which have an Acceptance Priority Level of 17), the 4.200% Notes due 2028 (which have an Acceptance Priority Level of 18) and the 4.900% Notes due 2034 (which have an Acceptance Priority Level of 19) will not be accepted for purchase. In addition, since the aggregate purchase price, not including accrued and unpaid interest, payable in respect of the Notes that were validly tendered and not validly withdrawn in the Offers at or before the Early Tender Time is expected to exceed the Offer Cap, FedEx does not expect to accept for purchase any Notes tendered after the Early Tender Time.

None of the Offers is conditioned on any of the other Offers or upon any minimum principal amount of Notes of any series being tendered. None of the Offers is subject to a financing condition.

FedEx expects to issue a press release later today following the Price Determination Time announcing the Total Consideration payable in connection with the Offers.

FedEx expressly reserves the right, in its sole discretion, subject to applicable law, to (1) terminate any or all of the Offers and not accept for purchase any of the Notes not theretofore accepted for purchase in the terminated Offer or Offers, (2) waive any and all of the conditions to the Offers on or prior to the time the Notes are accepted for purchase in any or all of the Offers, (3) accept for purchase and pay for all Notes validly tendered at or before the Early Tender Time or the time at which the Offers are scheduled to expire (the “Expiration Time”) and not validly withdrawn at or before the Withdrawal Deadline in any or all of the Offers and to keep any or all of the Offers open or extend the Early Tender Time, Withdrawal Deadline or Expiration Time to a later date and time, (4) increase or decrease the Offer Cap or change the Acceptance Priority Levels or (5) otherwise amend the terms and conditions of the Offers.

This press release does not constitute an offer to purchase or a solicitation of an offer to sell any securities. The Offers are being made solely pursuant to the Offer to Purchase and only to such persons and in such jurisdictions as are permitted under applicable law. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc and Wells Fargo Securities, LLC are serving as Lead Dealer Managers for the Offers and Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc. are serving as Co-Dealer Managers for the Offers (each, a “Dealer Manager” and together, the “Dealer Managers”). Questions regarding the Offers may be directed to Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 357-1452 (collect), J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3554 (collect), BofA Securities, Inc. at (888) 292-0070 (toll free) or (980) 387-3907 (collect), Citigroup Global Markets Inc. at (800) 558-3745 (toll free) or (212) 723-6106 (collect) or Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (704) 410-4759 (collect).

The complete terms and conditions of the Offers are described in the Offer to Purchase. Requests for the Offer to Purchase or the documents incorporated by reference therein may be directed to Global Bondholder Services Corporation (“GBSC”), which is acting as the Tender Agent and Information Agent for the Offers, at (212) 430-3774 (for banks and brokers), at (855) 654-2015 (for all others), or by email at contact@gbsc-usa.com. Copies of the Offer to Purchase are (subject to offer restrictions) available on their website https://www.gbsc-usa.com/FedEx.

About FedEx Corp.

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services. The company offers integrated business solutions utilizing its flexible, efficient, and intelligent global network. Consistently ranked among the world's most admired and trusted employers, FedEx inspires its employees to remain focused on safety, the highest ethical and professional standards and the needs of their customers and communities. FedEx is committed to connecting people and possibilities around the world responsibly and resourcefully, with a goal to achieve carbon-neutral operations by 2040.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this press release may be considered forward-looking statements, such as statements regarding the expected timing of completion of the Offers and FedEx’s expectations with respect to the acceptance of validly tendered (and not validly withdrawn) Notes. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” “determined to,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which FedEx operates; uncertainty and additional volatility in the global trade environment; FedEx’s ability to successfully implement its business strategies and global transformation program and network optimization initiatives, including Network 2.0 and Tricolor, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; FedEx’s ability to achieve its cost reduction initiatives and financial performance goals, including its 2029 financial performance targets; FedEx’s ability to achieve the anticipated benefits of the spin-off of FedEx Freight Holding Company, Inc. (“FedEx Freight”) on June 1, 2026 (the “Spin-Off”); the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the Spin-Off of FedEx Freight; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to FedEx’s global transformation program and other ongoing reviews and initiatives; a significant data breach or other disruption to FedEx’s technology infrastructure; damage to FedEx’s reputation or loss of brand equity; FedEx’s ability to meet its labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in FedEx’s relationships with those providers or their provision of services to FedEx; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; evolving or new U.S. domestic or international laws and government regulations, policies, and actions, including regulatory and/or legal compliance requirements that can affect FedEx’s ability to efficiently or fully utilize its aircraft; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; FedEx’s ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; loss or delay in the collection of accounts receivable, including those related to tariffs in light of recent judicial rulings; the effect of technology developments, including autonomous technology and artificial intelligence; failure to receive or collect expected insurance coverage; FedEx’s ability to effectively operate, integrate, leverage, and grow acquired businesses and complete and realize the anticipated benefits of acquisitions and other strategic transactions including FedEx's investment in InPost, as a consortium member, and related commercial agreements; noncash impairment charges related to FedEx’s goodwill and certain deferred tax assets; the future rate of e-commerce growth; future guidance, regulations, interpretations, challenges, or judicial decisions related to tariffs and FedEx’s tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; FedEx’s ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; any liability resulting from and the costs of defending against litigation, including refunds of tariffs; FedEx’s ability to achieve or demonstrate progress on its goal of carbon-neutral operations by 2040; successful completion of stock repurchases; and other factors which can be found in FedEx’s and its subsidiaries’ press releases and FedEx’s filings with the Securities and Exchange Commission, including FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025 and subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Contacts

FedEx Corp. Media Contact:

Caitlin Adams Maier

mediarelations@fedex.com

FedEx Corp. Investor Relations Contact:

Jeni Hollander

ir@fedex.com